UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): July 19, 2005


                              Jefferies Group, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                         1-14947                95-4719745
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 (State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


   520 Madison Ave., 12th Floor, New York, New York                  10022
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: 212-284-2550


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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 19, 2005, Jefferies Group, Inc. issued a press release announcing financial results for the quarter ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits

                  The following exhibit is furnished with this report:

                  Number            Exhibit
                  ------            -------

                  99                July 19, 2005 press release issued by
                                    Jefferies Group, Inc.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Jefferies Group, Inc.


Date: July 19, 2005                       /s/ Roland T. Kelly
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                                           Roland T. Kelly
                                           Assistant Secretary


                                INDEX TO EXHIBITS

Exhibit No.          Description

99                   July 19, 2005 press release issued by Jefferies Group, Inc.